UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12


          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)   Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:

                                                         [NEUBERGER BERMAN LOGO]


          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                 NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
               NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

                                605 THIRD AVENUE
                         NEW YORK, NEW YORK 10158-0180

                               _________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               _________________

Dear Stockholder:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Dividend Advantage Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. (each, a "Fund" and, collectively, the "Funds"), will be held on Monday, April 16, 2007, at 2:30 p.m. Eastern time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 for the following purposes:

     (1) To elect five Class II Directors to serve until the annual meeting of stockholders in 2010, or until their successors are elected and qualified; and

     (2) To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

     You are entitled to vote at the Meeting of your Fund and any adjournments thereof if you owned Fund shares at the close of business on February 21, 2007 ("Record Date"). If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S). If you have any questions about the proposals or the voting instructions, please call us at 877-461-1899. Any proposal submitted to a vote at the meeting by anyone other than the officers or directors of the Funds may be voted only in person or by written proxy.

     We will admit to the Meeting (1) all stockholders of record of the Funds as of the Record Date, (2) persons holding proof of beneficial ownership at the Record Date such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CONTACT US AT 877-461-1899.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

                                       By order of the Boards of Directors,

                                       /s/ Claudia A. Brandon

                                       Claudia A. Brandon

                                       Secretary

Dated: March 12, 2007

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


REGISTRATION                                              VALID SIGNATURE
________________________________________________________________________________

CORPORATE ACCOUNTS

(1) ABC Corp.                                       ABC Corp.
(2) ABC Corp.                                       John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer                         John Doe
(4) ABC Corp. Profit Sharing Plan                   John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                       Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78             Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
    UGMA                                            John B. Smith
(2) John B. Smith                                   John B. Smith, Jr., Executor
________________________________________________________________________________


________________________________________________________________________________

                   YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                            SHARES OF STOCK YOU OWN.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     IF YOU OWN SHARES OF MORE THAN ONE FUND OR SHARES OF BOTH COMMON STOCK AND PREFERRED STOCK OF THE SAME FUND, THERE WILL BE MORE THAN ONE PROXY CARD ENCLOSED. PLEASE FILL OUT AND RETURN EACH PROXY CARD.

     STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S).

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
________________________________________________________________________________

                                                         [NEUBERGER BERMAN LOGO]


          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                 NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                 NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
               NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.


                                605 THIRD AVENUE
                         NEW YORK, NEW YORK 10158-0180

                              ___________________

                                PROXY STATEMENT
                              ___________________

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 16, 2007

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Dividend Advantage Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. (each, a "Fund" and, collectively, the "Funds") by the Board of Directors of each respective Fund in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders ("Meeting") or any adjournments thereof to be held on April 16, 2007, at 2:30 p.m. Eastern time at the offices of Neuberger Berman, LLC ("Neuberger Berman"), 605 Third Avenue, 41st Floor, New York, New York 10158-3698. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and form of proxy first will be mailed to stockholders on or about March 12, 2007.

     If an enclosed proxy card is executed properly and returned, shares represented thereby will be voted at the Meeting in accordance with the instructions on the proxy card. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Secretary of the Fund, by the execution of a subsequently dated proxy card or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy card, shares will be voted "FOR" the election of each nominee for Director and "FOR," "ABSTAIN" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on February 21, 2007, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). On that date, each Fund had the following number of shares of common stock ("Common Shares") and preferred stock ("Preferred Shares") outstanding and entitled to vote:


                                                COMMON SHARES   PREFERRED SHARES
FUND                                             OUTSTANDING      OUTSTANDING
________________________________________________________________________________

Neuberger Berman
   California Intermediate Municipal Fund Inc.    6,791,981          2,360
Neuberger Berman
   Dividend Advantage Fund Inc.                   5,805,236          2,100
Neuberger Berman
   Income Opportunity Fund Inc.                  17,734,383          5,020
Neuberger Berman
   Intermediate Municipal Fund Inc.              20,705,124          7,176
Neuberger Berman
   New York Intermediate Municipal Fund Inc.      5,582,218          1,930
________________________________________________________________________________


     Holders of each Fund's outstanding Common Shares and Preferred Shares will vote together as a single class to elect four Class II Directors. As described herein under the section entitled "Election of Directors - Proposal," holders of the Preferred Shares of each Fund will vote separately from holders of the Common Shares to elect one additional Class II Director. As to any other business that may properly come before the Meeting, holders of Common Shares and Preferred Shares may vote together as a single class or separately, depending on the requirements of the Investment Company Act of 1940, as amended ("1940 Act"), the Maryland General Corporation Law ("MGCL") and a Fund's charter with respect to said item of business. Each full share of a Fund's Common Shares or Preferred Shares is entitled to one vote and each fractional share of a Fund's Common Shares or Preferred Shares is entitled to a proportionate share of one vote.

     Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of Neuberger Berman Management Inc. ("NB Management"), affiliates of NB Management or other representatives of the Funds. NB Management serves as each Fund's investment manager and administrator. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Funds.

     With respect to each Fund, the presence at the Meeting, in person or by proxy, of stockholders entitled to vote 33 1/3 of the shares outstanding and entitled to vote at the Meeting is required for a quorum. The affirmative vote of the holders of a majority of a Fund's outstanding Common Shares and Preferred Shares, voting as a single class, is required to elect four of that Fund's Class II Directors. The affirmative vote of the holders of a majority of a Fund's outstanding Preferred Shares, voting separate from the Common Shares, is required to elect one additional Class II Director for that Fund. With respect to other items of business (and the Funds are not currently aware of any other items to be brought before the Meeting), the necessary affirmative vote will depend on the requirements of the 1940 Act, the MGCL and the Fund's charter with respect to said item of business. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposed item are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chairman of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" or "AGAINST" any proposal in their discretion. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The Funds expect that broker-dealer firms holding shares of the Funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the Meeting. The Funds understand that, under the rules of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX"), such broker-dealers may grant authority to the proxies designated by the Funds to vote on the election of Directors for the Funds if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     In tallying stockholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either
(i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes effectively will be a vote against any adjournment and against the election of the Directors.

     As of February 21, 2007, no Fund knows of any person who owns beneficially more than 5% of its outstanding Common Shares or Preferred Shares other than those listed below.


                                                                    AMOUNT OF
                                   NAME AND ADDRESS OF BENEFICIAL   BENEFICIAL   PERCENT OF
FUND              CLASS OF STOCK               OWNER                OWNERSHIP      CLASS
___________________________________________________________________________________________

Neuberger         Common           First Trust Portfolios L.P.        428,149       6.3%
   Berman         Shares           First Trust Advisors L.P.
   California                      The Charger Corporation
   Intermediate                    1001 Warrenville Road
   Municipal                       Lisle, Illinois 60532
   Fund Inc. *
___________________________________________________________________________________________

Neuberger         Common           Lazard Asset Management            644,670     11.11%
   Berman         Shares           LLC
   Dividend                        The World Trust Fund
   Advantage                       30 Rockefeller Plaza
   Fund Inc. **                    New York, NY 10112
___________________________________________________________________________________________

Neuberger         Common           Morgan Stanley                     988,744       5.6%
   Berman         Shares           1585 Broadway
   Income                          New York, NY 10036
   Opportunity
   Fund Inc. ***                   Van Kampen Funds Inc.
                                   Harborside Financial
                                   Center II Floor 2
                                   Jersey City, NJ 07311
___________________________________________________________________________________________

*   Based on Schedule 13G filed by First Trust Portfolios L.P. on January 26, 2007.

**  Based on an amended Schedule 13G filed by Lazard Asset Management LLC on February 8,
    2007.

*** Based on Schedule 13G filed by Morgan Stanley on February 15, 2007.


     In addition, the Directors and officers of each Fund, in the aggregate, owned less than 1% of each class of the Fund's outstanding shares as of February 21, 2007.

     NB Management serves as the investment manager and administrator to each Fund. NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. NB Management is located at 605 Third Avenue, New York, New York 10158-0180. NB Management retains Neuberger Berman, 605 Third Avenue, New York, New York 10158-3698, as sub-adviser with respect to each Fund. As of December 31, 2006, Neuberger Berman affiliates had approximately $126.9 billion in assets under management. Neuberger Berman and NB Management are indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly held company.

     STOCKHOLDERS OF RECORD OR BENEFICIAL OWNERS AS OF THE RECORD DATE MAY OBTAIN A FREE COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS FOR EACH FUND, BY WRITING NB MANAGEMENT AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 877-461-1899.

     Stockholders may send communications that they would like to direct to the Board of Directors or to an individual director of a Fund to the attention of Chamaine Williams, Chief Compliance Officer of the Funds, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. Each Board has directed Ms. Williams to send such communications to the chairperson of the applicable Fund's Ethics and Compliance Committee. Nominee recommendations and stockholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180 as described in this Proxy Statement under "Information Regarding the Funds' Process for Nominating Director Candidates" and "Stockholder Proposals."

                              ELECTION OF DIRECTORS
                                    PROPOSAL

     The Board of Directors of each Fund is divided into three classes (Class I, Class II and Class III). At a meeting held in February 2007, each Fund's Board of Directors expanded the size of the Board from thirteen (1) to fifteen and appointed Michael M. Knetter as a Class I Director and George W. Morriss as a Class II Director to fill the vacancies created by the expansion.

     The terms of office of Class I, Class II and Class III Directors will expire at the annual meeting of stockholders held in 2009, 2007 and 2008, respectively, and at each third annual meeting of stockholders thereafter. Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of each Fund's Directors helps to promote the continuity and stability of each Fund's management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund. At least two stockholder meetings, instead of one, are required to effect a change in a majority of the Directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining Directors may fill the vacancies so created, to the extent permitted by the 1940 Act.

     Holders of each Fund's Preferred Shares are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board of


1 [superscript] Following the death of Barry Hirsch, a Class II Director, the
                Board of the Fund determined to reduce the number of Directors on the Board from 14 to 13 and to reclassify C. Anne Harvey, a Class I Director, as a Class II Director. Ms. Harvey was reclassified as a Class II Director of the Board so that each class of the Board would have as close to the same number of Directors as possible.

Directors). One of those two Directors, John Cannon, is a Class II Director currently up for election. The other is a Class III Director up for election in 2008. The Class III Director is not a nominee to be considered at the Meeting.

     The term of each current Class II Director expires in 2007, but each expressed his or her willingness to serve another term as Director of the Funds if nominated by the Boards of Directors.

     The Governance and Nominating Committee of each Fund reviewed the qualifications, experience and background of each incumbent Director. Based upon this review, each Committee determined that nominating the incumbents would be in the best interests of its Fund's stockholders. Each Fund's Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

     At a meeting in December 2006, the Boards of Directors received the recommendations of the Governance and Nominating Committees. After discussion and consideration of, among other things, the backgrounds of the incumbents, each Fund's Board voted to nominate John Cannon, Tom D. Seip, Jack Rivkin, and
C. Anne Harvey for election as Class II Directors with a term expiring in 2010. Mr. Morriss was not a Director in December 2006. Upon recommendation of other board members, at the February 2007 Board meeting, each Fund's Board voted to nominate Mr. Morriss for election as a Class II Director with a term expiring in 2010. Each Fund has a policy that at least three-fourths of all Directors be Independent Fund Directors. Independent Fund Directors are those who are not associated with the Funds' investment adviser or sub-adviser or their affiliates, or with any broker-dealer used by the Funds, the investment adviser or the sub-adviser in the past six months.

     It is the intention of the persons named on the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as Director if elected. Each Fund's Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board of Directors may recommend.

          None of the Directors is related to any other. The following tables set forth certain information regarding each Director of the Funds. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.

                         INFORMATION REGARDING NOMINEES
                      FOR ELECTION AT 2007 ANNUAL MEETING


__________________________________________________________________________________________

                                                 NUMBER OF
NAME, AGE, POSITION,                             PORTFOLIOS IN
TERM OF OFFICE, AND                              FUND COMPLEX    OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                   OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)             PRINCIPAL OCCUPATION(S)   DIRECTOR (2)    DIRECTOR
__________________________________________________________________________________________

                                          CLASS II
__________________________________________________________________________________________

Independent Fund Directors
__________________________________________________________________________________________

John Cannon (77)       Consultant.                   62          Independent Trustee
Director               Formerly, Chairman,                       or Director of three
Since inception        CDC Investment                            series of Oppenheimer
                       Advisers (registered                      Funds: Limited Term
                       investment adviser),                      New York Municipal
                       1993 to January 1999;                     Fund, Rochester
                       formerly, President                       Fund Municipals,
                       and Chief Executive                       and Oppenheimer
                       Officer, AMA                              Convertible Securities
                       Investment Advisors,                      Fund, since 1992.
                       an affiliate of the
                       American Medical
                       Association.
__________________________________________________________________________________________

C. Anne Harvey (69)    President,                    62          Formerly, President,
Director               C.A. Harvey                               Board of Associates
Since inception        Associates since                          to The National
                       October 2001;                             Rehabilitation Hospital's
                       formerly, Director,                       Board of Directors,
                       AARP, 1978 to                             2001 to 2002; formerly,
                       December 2001.                            Member, Individual
                                                                 Investors Advisory
                                                                 Committee to the New
                                                                 York Stock Exchange
                                                                 Board of Directors, 1998
                                                                 to June 2002.
__________________________________________________________________________________________

George W. Morriss      Formerly, Executive           62          Member, Board of
(59)                   Vice President and                        Managers, Old Mutual
Director               Chief Financial                           Funds of Hedge Funds
Since February 2007    Officer, People's                         (registered hedge fund),
                       Bank (a financial                         since October 2006.
                       services company),
                       1991 to 2001.
__________________________________________________________________________________________

__________________________________________________________________________________________

                                                 NUMBER OF
NAME, AGE, POSITION,                             PORTFOLIOS IN
TERM OF OFFICE, AND                              FUND COMPLEX    OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                   OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)             PRINCIPAL OCCUPATION(S)   DIRECTOR (2)    DIRECTOR
__________________________________________________________________________________________

Tom D. Seip (57)       General Partner, Seip         62          Director, H&R Block, Inc.
Director               Investments LP (a                         (financial services
Since inception;       private investment                        company) since May 2001;
Lead Independent       partnership);                             Chairman, Compensation
Director               formerly, President                       Committee, H&R Block,
Since 2006             and CEO, Westaff,                         Inc. since 2006;
                       Inc. (temporary                           Director, America One
                       staffing), May 2001                       Foundation since 1998;
                       to January 2002;                          formerly, Chairman,
                       formerly, Senior                          Governance and Nominating
                       Executive at the                          Committee, H&R Block,
                       Charles Schwab                            Inc., 2004 to 2006;
                       Corporation, 1983                         formerly, Director,
                       to 1998, including                        Forward Management, Inc.
                       Chief Executive                           (asset management
                       Officer, Charles                          company), 1999 to 2006;
                       Schwab Investment                         formerly Director, E-Bay
                       Management, Inc.                          Zoological Society, 1999
                       and Trustee, Schwab                       to 2003; formerly,
                       Family of Funds and                       Director, General Magic
                       Schwab Investments,                       (voice recognition
                       1997 to 1998, and                         software), 2001 to 2002;
                       Executive Vice                            formerly, Director,
                       President-Retail                          E-Finance Corporation
                       Brokerage, Charles                        (credit decisioning
                       Schwab & Co., Inc.,                       services), 1999 to 2003;
                       1994 to 1997.                             formerly, Director,
                                                                 Save-Daily.com (micro
                                                                 investing services), 1999
                                                                 to 2003.
__________________________________________________________________________________________

__________________________________________________________________________________________

                                                 NUMBER OF
NAME, AGE, POSITION,                             PORTFOLIOS IN
TERM OF OFFICE, AND                              FUND COMPLEX    OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                   OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)             PRINCIPAL OCCUPATION(S)   DIRECTOR (2)    DIRECTOR
__________________________________________________________________________________________

Director who is an "Interested Person" *
__________________________________________________________________________________________

Jack L. Rivkin * (66)  Executive Vice                62          Director, Dale Carnegie
President and          President and Chief                       and Associates, Inc.
Director               Investment Officer,                       (private company)
Since December         Neuberger Berman Inc.                     since 1998; Director,
2002.                  (holding company) since                   Solbright, Inc. (private
                       2002 and 2003,                            company) since 1998.
                       respectively; Managing
                       Director and Chief
                       Investment Officer,
                       Neuberger Berman since
                       December 2005 and 2003,
                       respectively; formerly,
                       Executive Vice
                       President, Neuberger
                       Berman, December 2002
                       to 2005; Director and
                       Chairman, NB Management
                       since December 2002;
                       formerly, Executive
                       Vice President,
                       Citigroup Investments,
                       Inc., September 1995 to
                       February 2002;
                       formerly, Executive
                       Vice President,
                       Citigroup Inc.,
                       September 1995 to
                       February 2002.
__________________________________________________________________________________________

                        INFORMATION REGARDING DIRECTORS
                          WHOSE CURRENT TERMS CONTINUE

__________________________________________________________________________________________

                                                 NUMBER OF
NAME, AGE, POSITION,                             PORTFOLIOS IN
TERMS OF OFFICE,                                 FUND COMPLEX    OTHER DIRECTORSHIPS HELD
AND LENGTH OF TIME                               OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)             PRINCIPAL OCCUPATION(S)   DIRECTOR (2)    DIRECTOR
__________________________________________________________________________________________

                                          CLASS I
__________________________________________________________________________________________

Independent Fund Directors
__________________________________________________________________________________________

Faith Colish (71)      Counsel, Carter           62              Formerly, Director (1997
Director               Ledyard & Milburn                         to 2003) and Advisory
Since inception        LLP (law firm)                            Director (2003 to 2006),
                       since October 2002;                       ABA Retirement Funds
                       formerly, Attorney-                       (formerly, American
                       at-Law and President,                     Bar Retirement
                       Faith Colish,                             Association) (not-for-
                       A Professional                            profit membership
                       Corporation, 1980 to                      corporation).
                       2002.
__________________________________________________________________________________________

Michael M. Knetter     Dean, School of           62              Trustee, Northwestern
(46)                   Business, University                      Mutual Series Fund,
Director               of Wisconsin                              Inc., since February
Since February 2007    - Madison;                                2007; Director, Wausau
                       formerly, Professor                       Paper, since 2005;
                       of International                          Director, Great Wolf
                       Economics and                             Resorts, since 2004.
                       Associate Dean,
                       Amos Tuck School of
                       Business - Dartmouth
                       College, 1998 to
                       2002.
__________________________________________________________________________________________

Cornelius T. Ryan      Founding General          62              None.
(75)                   Partner, Oxford
Director               Partners and Oxford
Since inception        Bioscience Partners
                       (venture capital
                       investing) and
                       President, Oxford
                       Venture Corporation
                       since 1981.
__________________________________________________________________________________________

__________________________________________________________________________________________

                                                 NUMBER OF
NAME, AGE, POSITION,                             PORTFOLIOS IN
TERMS OF OFFICE, AND                             FUND COMPLEX    OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                   OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)             PRINCIPAL OCCUPATION(S)   DIRECTOR (2)    DIRECTOR
__________________________________________________________________________________________

Peter P. Trapp (62)    Regional Manager              62          None.
Director               for Mid-Southern
Since inception        Region, Ford Motor
                       Credit Company since
                       September 1997;
                       formerly, President,
                       Ford Life Insurance
                       Company, April 1995
                       to August 1997.
__________________________________________________________________________________________

Director who is an "Interested Person" *
__________________________________________________________________________________________

Peter E. Sundman *     Executive Vice                62          Director and Vice
(47)                   President, Neuberger                      President, Neuberger &
Chief Executive        Berman Inc. (holding                      Berman Agency, Inc. since
Officer, Director      company) since 1999;                      2000; formerly, Director,
and Chairman of the    Head of Neuberger                         Neuberger Berman Inc.
Board                  Berman Inc.'s Mutual                      (holding company),
Since inception        Funds Business (since                     October 1999 to March
                       1999) and Institutional                   2003; Trustee, Frost
                       Business (1999 to                         Valley YMCA; Trustee,
                       October 2005);                            College of Wooster.
                       responsible for Managed
                       Accounts Business and
                       intermediary
                       distribution since
                       October 1999; President
                       and Director, NB
                       Management since 1999;
                       Managing Director,
                       Neuberger Berman since
                       2005; formerly,
                       Executive Vice
                       President, Neuberger
                       Berman, 1999 to
                       December 2005;
                       formerly, Principal,
                       Neuberger Berman, 1997
                       to 1999; formerly,
                       Senior Vice President,
                       NB Management, 1996 to
                       1999.
__________________________________________________________________________________________

__________________________________________________________________________________________

                                                 NUMBER OF
NAME, AGE, POSITION,                             PORTFOLIOS IN
TERMS OF OFFICE, AND                             FUND COMPLEX    OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                   OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)             PRINCIPAL OCCUPATION(S)   DIRECTOR (2)    DIRECTOR
__________________________________________________________________________________________

                                         CLASS III
__________________________________________________________________________________________

Independent Fund Directors
__________________________________________________________________________________________

Robert A. Kavesh       Marcus Nadler                 62          Formerly, Director, The
(79)                   Professor Emeritus                        Caring Community
Director               of Finance and                            (not-for-profit);
Since inception        Economics, New                            formerly, Director,
                       York University Stern                     DEL Laboratories,
                       School of Business;                       Inc. (cosmetics and
                       formerly, Executive                       pharmaceuticals), 1978
                       Secretary-Treasurer,                      to 2004; formerly,
                       American Finance                          Director, Apple Bank
                       Association, 1961 to                      for Savings, 1979 to
                       1979.                                     1990; formerly, Director,
                                                                 Western Pacific
                                                                 Industries, Inc., 1972 to
                                                                 1986 (public company).
__________________________________________________________________________________________

Howard A. Mileaf       Retired; formerly,            62          Director, Webfinancial
(70)                   Vice President and                        Corporation (holding
Director               General Counsel,                          company) since
Since inception        WHX Corporation                           December 2002;
                       (holding company),                        formerly, Director WHX
                       1993 to 2001.                             Corporation (holding
                                                                 company), January 2002
                                                                 to June 2005; formerly,
                                                                 Director, State Theatre
                                                                 of New Jersey (not-for-
                                                                 profit theater), 2000 to
                                                                 2005.
__________________________________________________________________________________________

__________________________________________________________________________________________

                                                 NUMBER OF
NAME, AGE, POSITION,                             PORTFOLIOS IN
TERMS OF OFFICE, AND                             FUND COMPLEX    OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                   OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)             PRINCIPAL OCCUPATION(S)   DIRECTOR (2)    DIRECTOR
__________________________________________________________________________________________

Edward I. O'Brien      Formerly, Member,             62          Director, Legg Mason,
(78)                   Investment Policy                         Inc. (financial services
Director               Committee, Edward                         holding company) since
Since inception        Jones, 1993 to                            1993; formerly, Director,
                       2001; President,                          Boston Financial Group
                       Securities Industry                       (real estate and tax
                       Association ("SIA")                       shelters), 1993 to 1999.
                       (securities industry's
                       representative in
                       government relations
                       and regulatory
                       matters at the federal
                       and state levels),
                       1974 to 1992; Adviser
                       to SIA, November
                       1992 to November
                       1993.
__________________________________________________________________________________________

William E. Rulon       Retired; formerly,            62          Formerly, Director, Pro-
(74)                   Senior Vice                               Kids Golf and Learning
Director               President,                                Academy (teach golf
Since inception        Foodmaker, Inc.                           and computer usage
                       (operator and                             to "at risk" children),
                       franchiser of                             1998 to 2006; formerly,
                       restaurants) until                        Director, Prandium, Inc.
                       January 1997                              (restaurants), March
                                                                 2001 to July 2002.
__________________________________________________________________________________________

__________________________________________________________________________________________

                                                 NUMBER OF
NAME, AGE, POSITION,                             PORTFOLIOS IN
TERMS OF OFFICE, AND                             FUND COMPLEX    OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                   OVERSEEN BY     OUTSIDE FUND COMPLEX BY
SERVED (1)             PRINCIPAL OCCUPATION(S)   DIRECTOR (2)    DIRECTOR
__________________________________________________________________________________________

Candace L. Straight    Private investor              62          Director, Montpelier Re
(59)                   and consultant                            (reinsurance company)
Director               specializing in the                       since 2006; Director,
Since inception        insurance industry;                       National Atlantic
                       formerly, Advisory                        Holdings Corporation
                       Director, Securitas                       (property and casualty
                       Capital LLC (a                            insurance company)
                       global private equity                     since 2004; Director, The
                       investment firm                           Proformance Insurance
                       dedicated to making                       Company (property
                       investments in the                        and casualty insurance
                       insurance sector),                        company) since March
                       1998 to December                          2004; formerly, Director,
                       2003.                                     Providence Washington
                                                                 Insurance Company
                                                                 (property and casualty
                                                                 insurance company),
                                                                 December 1998 to March
                                                                 2006; formerly, Director,
                                                                 Summit Global Partners
                                                                 (insurance brokerage
                                                                 firm), 2000 to 2005.
__________________________________________________________________________________________

(1) The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of stockholders held in 2009, 2007, and 2008, respectively, and at each third annual meeting of stockholders thereafter.

(2) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*   Indicates a Director who is an "interested person" within the meaning of the 1940
    Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of NB Management and Managing Directors of Neuberger Berman.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), Section 30(h) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, certain of each Fund's officers and each Fund's Directors and portfolio managers, persons owning more than 10% of each Fund's common stock and certain officers and directors of the Funds' investment manager and sub-adviser are required to report their transactions in each Fund's stock to the SEC and the AMEX. Based solely on the review by each Fund of the copies of such reports received by each Fund, each Fund believes that, during its fiscal year ended October 31, 2006, all filing requirements applicable to such persons were met.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The following table sets forth the number of times each Fund's Board met during the fiscal year ended October 31, 2006. Each Director attended at least 75% of the total number of meetings of each Board and of any committee of which he or she was a member during that year.


FUND                                                         BOARD MEETINGS HELD
________________________________________________________________________________

Neuberger Berman California Intermediate Municipal Fund Inc.          7
Neuberger Berman Dividend Advantage Fund Inc.                         7
Neuberger Berman Income Opportunity Fund Inc.                         7
Neuberger Berman Intermediate Municipal Fund Inc.                     7
Neuberger Berman New York Intermediate Municipal Fund Inc.            7
________________________________________________________________________________

     The Boards have established several standing committees to oversee particular aspects of the Funds' management. The standing committees of each Board are described below. The Boards do not have a standing compensation committee.

     AUDIT COMMITTEE. The purposes of each Fund's Audit Committee are (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm; (e) to act as a liaison between the Fund's independent registered public accounting firm and the full Board; and (f) to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors/trustees. The independent registered public accounting firm for each Fund shall report directly to the Audit Committee. Each Fund has adopted a written charter for its Audit Committee. The charter of the Audit Committees was attached to the Funds' proxy statement dated February 28, 2006 and is available on the NB Management's website at www.nb.com. The Audit Committee of each Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund's independent registered public accounting firm to the Chairman of the Audit Committee, and, if the Committee Chair is not available, to any other member of the Audit Committee.

     The Audit Committee of each Fund, established in accordance with Section 3(a)(58)(A) of the 1934 Act, is composed entirely of Independent Fund Directors who are also considered independent under the listing standards applicable to each Fund. For each Fund, its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip and Peter P. Trapp. Members of the Audit Committee receive additional compensation for serving on this committee. The Report of the Audit Committees relating to the audit of Fund financial statements for the fiscal year ended October 31, 2006 is attached hereto as Appendix A. During the fiscal year ended October 31, 2006, the Committee of each Fund met seven times.

     CLOSED-END FUNDS COMMITTEE. Each Fund's Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to the Funds. For each Fund, its members are Edward I. O'Brien (Chairman), Jack L. Rivkin, William E. Rulon, and Tom D. Seip. All members other than Mr. Rivkin are Independent Fund Directors. During the fiscal year ended October 31, 2006, the Committee of each Fund met once.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee of each Fund is responsible for overseeing and guiding the process by which the Independent Fund Directors annually consider whether to continue each Fund's principal contractual arrangements. For each Fund, its members are Faith Colish (Chairwoman), Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Directors. During the fiscal year ended October 31, 2006, the Committee of each Fund met two times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee of each Fund oversees: (a) each Fund's program for compliance with Rule 38a-1 under the 1940 Act and the Fund's implementation and enforcement of its compliance policies and procedures; (b) compliance with each Fund's Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Directors), and (c) the activities of the Fund's Chief Compliance Officer. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Boards expressly to another Committee of the Boards (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, sub-adviser, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. For each Fund, its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey and Edward I. O'Brien. All members are Independent Fund Directors. The Boards will receive at least annually a report on the compliance programs of the Funds and Service Providers and the required annual reports on the administration of the Codes of Ethics and the required annual certifications from the Funds, Neuberger Berman and NB Management. During the fiscal year ended October 31, 2006, the Committee of each Fund met four times.

     EXECUTIVE COMMITTEE. The Executive Committee of each Fund is responsible for acting in an emergency when a quorum of the Board of Directors is not available; the Committee has all the powers of the Boards of Directors when the Boards are not in session to the extent permitted by Maryland law. For each Fund, its members are John Cannon, Howard A. Mileaf, Edward I. O'Brien, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Directors. During the fiscal year ended October 31, 2006, the Committee of each Fund did not meet.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee of each Fund is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Directors and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Fund Directors and of those officers as to whom the Boards are charged with approving compensation. The Committees met to discuss matters relating to the nomination of Class II Directors with respect to each Fund. For each Fund, its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Howard A. Mileaf and Tom D. Seip. All members are Independent Fund Directors and are not "interested parties" of the Funds as defined in section 2(a)(19) of the 1940 Act. During the fiscal year ended October 31, 2006, the Committee of each Fund met two times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee of each Fund is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Directors. During the fiscal year ended October 31, 2006, the Committee of each Fund met two times.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee of each Fund (a) monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent.

     The members of the Committee of each Fund are Faith Colish, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Directors. During the fiscal year ended October 31, 2006, the Committee of each Fund met four times.

Information Regarding the Funds' Process for Nominating Director Candidates

     GOVERNANCE AND NOMINATING COMMITTEE CHARTER. A copy of the Governance and Nominating Committee Charter is available to stockholders on NB Management's website at www.nb.com.

     STOCKHOLDER COMMUNICATIONS. Each Fund's Governance and Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. No nominee recommendation has been received from a stockholder within the past 120 days.

     NOMINEE QUALIFICATIONS. The Governance and Nominating Committee will consider nominees recommended by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating Committees consider, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Boards' operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as independent directors, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committees also consider whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of the Boards' present composition and the Committees' (or the Boards') perceptions about future issues and needs.

     IDENTIFYING NOMINEES. The Governance and Nominating Committees consider prospective candidates from any reasonable source. The Committees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committees, based on the results of these contacts, believed they had identified a viable candidate, they would air the matter with the full group of independent Board members for input.

Any request by management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

     The Funds do not have a policy on Director attendance at the annual meeting of stockholders. For each Fund, two Board members attended the 2006 annual meeting of stockholders.

OWNERSHIP OF SECURITIES

     Set forth below is the dollar range of equity securities owned by each Director.

                                                   AGGREGATE DOLLAR RANGE OF
                                                   EQUITY SECURITIES IN ALL REGISTERED
                             DOLLAR RANGE OF       INVESTMENT COMPANIES OVERSEEN
                             EQUITY SECURITIES     BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR             OWNED IN EACH FUND *  INVESTMENT COMPANIES *
________________________________________________________________________________

Independent Fund Directors
________________________________________________________________________________

John Cannon                  None                  Over $100,000
Faith Colish                 $1-$10,000 **         Over $100,000
C. Anne Harvey               None                  $50,001-$100,000
Robert A. Kavesh             None                  $10,001-$50,000
Michael M. Knetter           None                  None
Howard A. Mileaf             None                  Over $100,000
George W. Morriss            None                  $10,001-$50,000
Edward I. O'Brien            None                  Over $100,000
William E. Rulon             None                  Over $100,000
Cornelius T. Ryan            None                  $10,001-$50,000
Tom D. Seip                  None                  Over $100,000
Candace L. Straight          None                  Over $100,000
Peter P. Trapp               None                  Over $100,000
________________________________________________________________________________

Directors who are "Interested Persons"
________________________________________________________________________________

Jack L. Rivkin               None                  $1-$10,000
Peter E. Sundman             None                  Over $100,000
________________________________________________________________________________

*   Valuation as of March 5, 2007.

** Ms. Colish owns 100 shares of common stock of each Fund other than Neuberger Berman California Intermediate Municipal Fund Inc., constituting less than 1% of each Fund's outstanding shares of common stock.

INDEPENDENT FUND DIRECTORS' OWNERSHIP OF SECURITIES

     As of January 31, 2007, no Independent Fund Director (or his/her immediate family members) owned securities of NB Management or Neuberger Berman or securities in an entity controlling, controlled by or under common control with NB Management or Neuberger Berman (not including registered investment companies).

OFFICERS OF THE FUNDS

     The following table sets forth certain information regarding the officers of the Funds. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of the Funds are appointed by the Directors and serve at the pleasure of the Board.

_________________________________________________________________________________________

                          POSITION AND
                          LENGTH OF
NAME AND AGE              TIME SERVED           PRINCIPAL OCCUPATION(S)
_________________________________________________________________________________________

Andrew B. Allard (45)     Anti-Money            Senior Vice President, Neuberger
                          Laundering            Berman since 2006; Deputy General
                          Compliance            Counsel, Neuberger Berman since
                          Officer since         2004; formerly, Vice President,
                          inception (1)         Neuberger Berman, 2000 to 2006;
                                                formerly, Associate General Counsel,
                                                Neuberger Berman, 1999 to 2004;
                                                Anti-Money Laundering Compliance
                                                Officer, sixteen registered investment
                                                companies for which NB Management
                                                acts as investment manager and
                                                administrator (seven since 2002,
                                                three since 2003, four since 2004, one
                                                since 2005 and one since 2006) and
                                                one registered investment company
                                                for which NB Management acts as
                                                investment adviser (since 2006).
_________________________________________________________________________________________

Michael J. Bradler (37)   Assistant             Vice President, Neuberger Berman
                          Treasurer since       since 2006; Employee, NB Management
                          2005                  since 1997; Assistant Treasurer, sixteen
                                                registered investment companies
                                                for which NB Management acts as
                                                investment manager and administrator
                                                (fifteen since 2005 and one since 2006)
                                                and one registered investment company
                                                for which NB Management acts as
                                                investment adviser (since 2006).
_________________________________________________________________________________________

_________________________________________________________________________________________

                          POSITION AND
                          LENGTH OF
NAME AND AGE              TIME SERVED           PRINCIPAL OCCUPATION(S)
_________________________________________________________________________________________

Claudia A. Brandon (50)   Secretary since       Senior Vice President, Neuberger
                          inception (1)         Berman since 2007; Vice President-
                                                Mutual Fund Board Relations,
                                                NB Management since 2000 and
                                                Assistant Secretary since 2004;
                                                formerly, Vice President, Neuberger
                                                Berman 2002 to 2006 and Employee
                                                since 1999; Secretary, sixteen registered
                                                investment companies for which
                                                NB Management acts as investment
                                                manager and administrator (three since
                                                1985, four since 2002, three since 2003,
                                                four since 2004, one since 2005 and
                                                one since 2006) and one registered
                                                investment company for which NB
                                                Management acts as investment adviser
                                                (since 2006).
_________________________________________________________________________________________

Robert Conti (50)         Vice President        Managing Director, Neuberger Berman
                          since inception (1)   since 2007; formerly, Senior Vice
                                                President, Neuberger Berman, 2003
                                                to 2006; formerly, Vice President,
                                                Neuberger Berman, 1999 to 2003;
                                                Senior Vice President, NB Management
                                                since 2000; Vice President, sixteen
                                                registered investment companies
                                                for which NB Management acts as
                                                investment manager and administrator
                                                (three since 2000, four since 2002,
                                                three since 2003, four since 2004, one
                                                since 2005 and one since 2006) and
                                                one registered investment company
                                                for which NB Management acts as
                                                investment adviser (since 2006).
_________________________________________________________________________________________

_________________________________________________________________________________________

                          POSITION AND
                          LENGTH OF
NAME AND AGE              TIME SERVED           PRINCIPAL OCCUPATION(S)
_________________________________________________________________________________________

Brian J. Gaffney (53)     Vice President        Managing Director, Neuberger Berman
                          since inception (1)   since 1999; Senior Vice President,
                                                NB Management since 2000; Vice
                                                President, sixteen registered investment
                                                companies for which NB Management
                                                acts as investment manager and
                                                administrator (three since 2000, four
                                                since 2002, three since 2003, four since
                                                2004, one since 2005 and one since
                                                2006) and one registered investment
                                                company for which NB Management
                                                acts as investment adviser (since 2006).
_________________________________________________________________________________________

Maxine Gerson (56)        Chief Legal           Senior Vice President, Neuberger
                          Officer since         Berman since 2002; Deputy General
                          2005 (only for        Counsel and Assistant Secretary,
                          purposes of           Neuberger Berman since 2001;
                          sections 307          formerly, Vice President, Neuberger
                          and 406 of the        Berman, 2001 to 2002; formerly,
                          Sarbanes-Oxley        Associate General Counsel, Neuberger
                          Act of 2002)          Berman, 2001; formerly, Counsel,
                                                Neuberger Berman, 2000; Secretary
                                                and General Counsel, NB Management
                                                since 2004; Chief Legal Officer (only
                                                for purposes of sections 307 and
                                                406 of the Sarbanes-Oxley Act of
                                                2002), sixteen registered investment
                                                companies for which NB Management
                                                acts as investment manager and
                                                administrator (fifteen since 2005 and
                                                one since 2006) and one registered
                                                investment company for which NB
                                                Management acts as investment adviser
                                                (since 2006).
_________________________________________________________________________________________

_________________________________________________________________________________________

                          POSITION AND
                          LENGTH OF
NAME AND AGE              TIME SERVED           PRINCIPAL OCCUPATION(S)
_________________________________________________________________________________________

Sheila R. James (41)      Assistant             Assistant Vice President, Neuberger
                          Secretary since       Berman since 2007; formerly, Employee
                          inception (1)         since 1999; Assistant Secretary, sixteen
                                                registered investment companies
                                                for which NB Management acts as
                                                investment manager and administrator
                                                (seven since 2002, three since 2003,
                                                four since 2004, one since 2005and
                                                one since 2006) and one registered
                                                investment company for which NB
                                                Management acts as investment adviser
                                                (since 2006).
_________________________________________________________________________________________

Kevin Lyons (51)          Assistant             Employee, Neuberger Berman since
                          Secretary since       1999; Assistant Secretary, sixteen
                          2003 (2)              registered investment companies
                                                for which NB Management acts as
                                                investment manager and administrator
                                                (ten since 2003, four since 2004, one
                                                since 2005 and one since 2006) and
                                                one registered investment company
                                                for which NB Management acts as
                                                investment adviser (since 2006).
_________________________________________________________________________________________

John M. McGovern (37)     Treasurer             Senior Vice President, Neuberger
                          and Principal         Berman since 2007; formerly, Vice
                          Financial and         President, Neuberger Berman, 2004 to
                          Accounting            2006; Employee, NB Management since
                          Officer since         1993; Treasurer and Principal Financial
                          2005; prior           and Accounting Officer, sixteen
                          thereto,              registered investment companies
                          Assistant             for which NB Management acts as
                          Treasurer since       investment manager and administrator
                          inception (1)         (fifteen since 2005 and one since
                                                2006) and one registered investment
                                                company for which NB Management
                                                acts as investment adviser (since 2006);
                                                formerly, Assistant Treasurer, fifteen
                                                registered investment companies
                                                for which NB Management acts as
                                                investment manager and administrator,
                                                2002 to 2005.
_________________________________________________________________________________________

_________________________________________________________________________________________

                          POSITION AND
                          LENGTH OF
NAME AND AGE              TIME SERVED           PRINCIPAL OCCUPATION(S)
_________________________________________________________________________________________

Frank Rosato (36)         Assistant             Vice President, Neuberger Berman
                          Treasurer since       since 2006; Employee, NB Management
                          2005                  since 1995; Assistant Treasurer, sixteen
                                                registered investment companies
                                                for which NB Management acts as
                                                investment manager and administrator
                                                (fifteen since 2005 and one since 2006)
                                                and one registered investment company
                                                for which NB Management acts as
                                                investment adviser (since 2006).
_________________________________________________________________________________________

Frederic B. Soule (60)    Vice President        Senior Vice President, Neuberger
                          since inception (1)   Berman since 2003; formerly, Vice
                                                President, Neuberger Berman, 1999 to
                                                2003; Vice President, sixteen registered
                                                investment companies for which
                                                NB Management acts as investment
                                                manager and administrator (three since
                                                2000, four since 2002, three since
                                                2003, four since 2004, one since 2005
                                                and one since 2006) and one registered
                                                investment company for which NB
                                                Management acts as investment adviser
                                                (since 2006).
_________________________________________________________________________________________

_________________________________________________________________________________________

                          POSITION AND
                          LENGTH OF
NAME AND AGE              TIME SERVED           PRINCIPAL OCCUPATION(S)
_________________________________________________________________________________________

Chamaine Williams         Chief                 Senior Vice President, Lehman
(36)                      Compliance            Brothers Inc. since 2007; formerly,
                          Officer since         Vice President, Lehman Brothers Inc.
                          2005                  from 2003 to 2006; Chief Compliance
                                                Officer, sixteen registered investment
                                                companies for which NB Management
                                                acts as investment manager and
                                                administrator (fifteen since 2005 and
                                                one since 2006) and one registered
                                                investment company for which NB
                                                Management acts as investment adviser
                                                (since 2005); Chief Compliance Officer,
                                                Lehman Brothers Asset Management
                                                Inc. since 2003; Chief Compliance
                                                Officer, Lehman Brothers Alternative
                                                Investment Management LLC since
                                                2003; formerly, Vice President, UBS
                                                Global Asset Management (US)
                                                Inc. (formerly, Mitchell Hutchins
                                                Asset Management, a wholly-owned
                                                subsidiary of PaineWebber Inc.), 1997
                                                to 2003.
_________________________________________________________________________________________

(1) The officer has served since each Fund's inception. The inception date of
    Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California
    Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal
    Fund Inc. is 2002. The inception date of Neuberger Berman Income Opportunity Fund Inc.
    is 2003. The inception date of the Neuberger Berman Dividend Advantage Fund Inc. is
    2004.

(2) For Neuberger Berman Dividend Advantage Fund Inc., the officer has served since the Fund's inception in 2004.


COMPENSATION OF DIRECTORS

     The following table sets forth information concerning the compensation of the Funds' Directors. The Funds do not have any pension or retirement plan for their Directors. For the fiscal year ended October 31, 2006, the Directors received the amounts set forth in the following table from each Fund. For the calendar year ended December 31, 2006, the Directors received the compensation set forth in the following table for serving as Trustees or Directors of investment companies in the "Fund Complex." Each officer and Director who is a director, officer or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves as a Director and/or officer without any compensation from the Funds.

                              TABLE OF COMPENSATION

                                            TOTAL COMPENSATION FROM REGISTERED
                    COMPENSATION FROM      INVESTMENT COMPANIES IN THE NEUBERGER
NAME AND POSITION   EACH FUND FOR FISCAL   BERMAN FUND COMPLEX PAID TO DIRECTORS
WITH EACH FUND      YEAR ENDED 10/31/06      FOR CALENDAR YEAR ENDED 12/31/06
________________________________________________________________________________

Independent Fund Directors
________________________________________________________________________________

John Cannon
   Director                $2,397                         $109,719
Faith Colish
   Director                $2,249                         $102,864
C. Anne Harvey
   Director                $2,249                         $102,864
Robert A. Kavesh
   Director                $2,249                         $102,864
Michael M. Knetter *
   Director                $    0                         $  6,077
Howard A. Mileaf
   Director                $2,397                         $109,719
George W. Morriss *
   Director                $    0                         $  6,375
Edward I. O'Brien
   Director                $2,249                         $102,864
William E. Rulon
   Director                $2,249                         $102,864
Cornelius T. Ryan
   Director                $2,484                         $113,645
Tom D. Seip
   Director                $2,711                         $128,341
Candace L. Straight
   Director                $2,249                         $102,864
Peter P. Trapp
   Director                $2,245                         $102,372
________________________________________________________________________________

Directors who are "Interested Persons"
________________________________________________________________________________

Jack L. Rivkin
   Director and President    $0                              $0
Peter E. Sundman
   Director, Chairman of
   the Board and Chief
   Executive Officer         $0                              $0
________________________________________________________________________________

* Dr. Knetter and Mr. Morriss joined the Board of each Fund in February 2007. They served on the board of another fund in the Neuberger Berman Fund Complex during part of 2006.

VOTE REQUIRED

     With respect to each Fund, C. Anne Harvey, George W. Morriss, Jack Rivkin and Tom D. Seip each must be elected by the holders of a majority of the Fund's outstanding Common Shares and Preferred Shares, voting together. With respect to each Fund, John Cannon must be elected by the holders of a majority of the outstanding Preferred Shares, voting separately from the holders of the Common Shares.

           THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" EACH NOMINEE.

             INFORMATION ON THE FUNDS' INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

     Ernst & Young LLP ("Ernst & Young") audited the financial statements for the fiscal year ended October 31, 2006 for each Fund. Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for each Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of each Fund's filings with the SEC. In the opinion of the Audit Committees, the services provided by Ernst & Young are compatible with maintaining the independence of the Funds' independent registered public accounting firm. The Board of Directors of each Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2007. Ernst & Young has served as each Fund's independent registered public accounting firm since the Fund's inception. Ernst & Young has informed the Funds that it has no material direct or indirect financial interest in any Fund.

     Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by Ernst & Young for the audit of the annual financial statements of the Funds for the fiscal years ended October 31, 2006 and October 31, 2005 and for the review of the financial statements included in the Funds' regulatory filings were as shown in the table below.

                                                         AUDIT FEES BILLED
                                                   _____________________________

                                                    FISCAL YEAR   FISCAL YEAR
                                                       ENDED         ENDED
FUND                                                  10/31/06      10/31/05
________________________________________________________________________________

Neuberger Berman
   California Intermediate Municipal Fund Inc.        $33,500       $31,250
Neuberger Berman Dividend Advantage Fund Inc.         $33,500       $31,250
Neuberger Berman Income Opportunity Fund Inc.         $33,500       $31,250
Neuberger Berman Intermediate Municipal Fund Inc.     $33,500       $31,250
Neuberger Berman
   New York Intermediate Municipal Fund Inc.          $33,500       $31,250
________________________________________________________________________________

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Ernst & Young for the fiscal years ended October 31, 2006 and October 31, 2005, for performing agreed-upon procedures for the Preferred Shares of each Fund were as shown in the table below.

                                                     AUDIT-RELATED FEES BILLED
                                                   _____________________________

                                                    FISCAL YEAR   FISCAL YEAR
                                                       ENDED         ENDED
FUND                                                  10/31/06      10/31/05
________________________________________________________________________________

Neuberger Berman
   California Intermediate Municipal Fund Inc.        $6,250        $6,000
Neuberger Berman Dividend Advantage Fund Inc.         $6,250        $6,000
Neuberger Berman Income Opportunity Fund Inc.         $6,250        $6,000
Neuberger Berman Intermediate Municipal Fund Inc.     $6,250        $6,000
Neuberger Berman
   New York Intermediate Municipal Fund Inc.          $6,250        $6,000
________________________________________________________________________________

TAX FEES

     The aggregate fees billed by Ernst & Young for the fiscal years ended October 31, 2006 and October 31, 2005, for tax compliance, tax advice, and tax planning were as shown in the table below.

                                                         TAX FEES BILLED
                                                   _____________________________

                                                    FISCAL YEAR   FISCAL YEAR
                                                       ENDED         ENDED
FUND                                                  10/31/06      10/31/05
________________________________________________________________________________

Neuberger Berman
   California Intermediate Municipal Fund Inc.        $9,500        $8,700
Neuberger Berman Dividend Advantage Fund Inc.         $9,500        $8,700
Neuberger Berman Income Opportunity Fund Inc.         $9,500        $8,700
Neuberger Berman Intermediate Municipal Fund Inc.     $9,500        $8,700
Neuberger Berman
   New York Intermediate Municipal Fund Inc.          $9,500        $8,700
________________________________________________________________________________

ALL OTHER FEES

     Aggregate fees billed by Ernst & Young during the fiscal years ended October 31, 2006 and October 31, 2005 for other services provided to the Funds were as shown in the table below.

                                                         ALL OTHER FEES
                                                   _____________________________

                                                    FISCAL YEAR   FISCAL YEAR
                                                       ENDED         ENDED
FUND                                                  10/31/06      10/31/05
________________________________________________________________________________

Neuberger Berman
   California Intermediate Municipal Fund Inc.        $0          $0
Neuberger Berman Dividend Advantage Fund Inc.         $0          $0
Neuberger Berman Income Opportunity Fund Inc.         $0          $0
Neuberger Berman Intermediate Municipal Fund Inc.     $0          $0
Neuberger Berman
   New York Intermediate Municipal Fund Inc.          $0          $0
________________________________________________________________________________

     Aggregate fees billed by Ernst & Young during the fiscal years ended October 31, 2006 and October 31, 2005 for non-audit services to the Funds, NB Management and Neuberger Berman were as shown in the table below.

                                                     AGGREGATE NON-AUDIT FEES *
                                                   _____________________________

                                                    FISCAL YEAR   FISCAL YEAR
                                                       ENDED         ENDED
FUND                                                  10/31/06      10/31/05
________________________________________________________________________________

Neuberger Berman
   California Intermediate Municipal Fund Inc.        $141,750    $175,350
Neuberger Berman Dividend Advantage Fund Inc.         $141,750    $175,350
Neuberger Berman Income Opportunity Fund Inc.         $141,750    $175,350
Neuberger Berman Intermediate Municipal Fund Inc.     $141,750    $175,350
Neuberger Berman
   New York Intermediate Municipal Fund Inc.          $141,750    $175,350
________________________________________________________________________________

* Because this is a combined proxy for multiple Funds, the aggregate total of the fees billed to NB Management and Neuberger Berman is included in each Fund's Aggregate Non-Audit Fees in this table.

     Each Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committees did not approve any of the services described above pursuant to the "de minimis exceptions" set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NB Management or Neuberger Berman that the Audit Committees were required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

                                 OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of each respective Fund.

                             STOCKHOLDER PROPOSALS

     Each Fund's Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. The Secretary must receive the nomination or proposal not less than 90 days in advance of the anniversary of the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting. In order to be considered at a Fund's 2008 annual meeting, stockholder nominations and proposals must be received by the Fund no later than December 13, 2007 and must satisfy the other requirements of the federal securities laws. Timely submission of a nomination or proposal does not guarantee that such nomination or proposal will be included. The chairperson of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                          TRUSTEES AND THEIR NOMINEES

     Please advise the Funds, c/o its Secretary, at 605 Third Avenue New York, New York 10158, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                    By order of the Boards of Directors,

                                    /S/ Claudia A. Brandon

                                    Secretary

Dated: March 12, 2007

                     (This page intentionally left blank.)

                                                                      APPENDIX A

                             AUDIT COMMITTEE REPORT

                 NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                 NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
               NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                 NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.
                          (COLLECTIVELY, THE "FUNDS")

     The Audit Committees of the Boards of Directors of the Funds operate pursuant to a Charter, which sets forth the role of an Audit Committee in a Fund's financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to oversee the Fund's accounting and financial reporting processes and the quality and integrity of the Fund's financial statements and the independent audit of those financial statements. The Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent registered public accounting firm and reviewing the scope and results of each Fund's annual audit with the Fund's independent registered public accounting firm. Fund management is responsible for the preparation, presentation and integrity of the Funds' financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm for the Funds is responsible for planning and carrying out proper audits and reviews.

     The Audit Committees met on December 12, 2006 to review each Fund's audited financial statements for the fiscal year ended October 31, 2006. In performing this oversight function, the Audit Committees have reviewed and discussed the audited financial statements with the Funds' management and their independent registered public accounting firm, Ernst & Young LLP ("E&Y"). The Audit Committees have discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and have received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1. The Audit Committees also have discussed with E&Y its independence.

     The members of the Audit Committees are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committees rely without independent verification on the information provided and the representations made to them by management and E&Y.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committees recommended to the Board of Directors that the audited financial statements be included in each Fund's Annual Report to Stockholders for the fiscal year ended October 31, 2006.

     The members of the Audit Committees are listed below. Each has been determined to be independent pursuant to American Stock Exchange Rule 121B(b)(1) and New York Stock Exchange Rule 303.01.

John Cannon
Howard A. Mileaf
Cornelius T. Ryan (Chairman)
Tom D. Seip
Peter P. Trapp


December 12, 2006

                            [NEUBERGER BERMAN LOGO]


                        NEUBERGER BERMAN MANAGEMENT INC.

                        605 Third Avenue 2nd Floor
                        New York, New York 10158-0180

                        www.nb.com

                                                                     P41614
                                                                     H0282 03/07

NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 16, 2007

FUND NAME PRINTS HERE
The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and Claudia
A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of common stock in the Neuberger Berman closed-end funds listed above at the Annual Meeting of Stockholders to be held on April 16, 2007, at 2:30 p.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. WITH RESPECT TO EACH OF THE NEUBERGER BERMAN CLOSED-END FUNDS LISTED ABOVE, THIS PROXY IS BEING SOLICITED ON BEHALF OF ITS BOARD OF DIRECTORS.
The shares of common stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                           Date:___________________, 2007

                           Signature (owner, trustee, custodian, etc.)
                           (PLEASE SIGN IN THE BOX)
                           ---------------------------------------------------

                           ---------------------------------------------------
                           Please  sign  exactly as name  appears  hereon.  If
                           shares  are  held by  a  corporation,   partnership,
                           trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

                                                                    CNB-JH-CMN

                                 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF STOCK YOU OWN.
             PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]


1. To elect four Class II Directors to serve until the annual meeting of stockholders in 2010, or until their successors are elected and qualified:


                                                                                FOR        WITHHOLD          FOR ALL
ALL FUNDS                                                                       ALL           ALL            EXCEPT*
(01) C. Anne Harvey             (02) George Morriss                             [ ]           [ ]             [ ]
(03) Jack Rivkin                (04) Tom D. Seip




*TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO VOTE.

________________________________________________________________________________

         IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-877-461-1899.

                        PLEASE SIGN ON THE REVERSE SIDE.


                                                                      CNB-JH-CMN

NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

         PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 16, 2007

FUND NAME PRINTS HERE
The undersigned appoints as proxies Robert Conti, Frederic B. Soule and Claudia
A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of preferred stock in the Neuberger Berman closed-end funds listed above at the Annual Meeting of Stockholders to be held on April 16, 2007, at 2:30 p.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. WITH RESPECT TO EACH OF THE NEUBERGER BERMAN CLOSED-END FUNDS LISTED ABOVE, THIS PROXY IS BEING SOLICITED ON BEHALF OF ITS BOARD OF DIRECTORS.
The shares of preferred stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                            Date:___________________, 2007

                          Signature (owner, trustee, custodian, etc.)
                          (PLEASE SIGN IN THE BOX)
                          ---------------------------------------------------


                          ---------------------------------------------------
                          Please sign exactly as name appears hereon. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

                                                                      CNB-JH-APS


                                 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF STOCK YOU OWN.

             PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

1. To elect five Class II Directors to serve until the annual meeting of stockholders in 2010, or until their successors are elected and qualified:


                                                                                FOR     WITHHOLD        FOR ALL
ALL FUNDS                                                                       ALL        ALL          EXCEPT*
(01) John Cannon        (03) George Morriss     (05) Tom D. Seip                [ ]        [ ]           [ ]
(02) C. Anne Harvey     (04) Jack Rivkin

*TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO VOTE.

--------------------------------------------------------------------------------

         IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-877-461-1899.

                        PLEASE SIGN ON THE REVERSE SIDE.

                                                                      CNB-JH-APS